©2026 Concentra Inc. All rights reserved. 1st Quarter 2026 Results May 7, 2026

©2026 Concentra Inc. All rights reserved. Forward-Looking Statements This presentation contains forward-looking statements that express Concentra Group Holdings Parent, Inc.'s ("Concentra," the "Company," "we" or "our") current opinions, expectations, beliefs, plans, objectives, assumptions or projections regarding future events or future results that include, but are not limited to, financial guidance and other projections and forecasts. Forward looking statements include statements that are not historical facts and can be identified by terms such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “will,” “would” or similar expressions and the negatives of those terms. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the Company’s control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward- looking statements. These risks and uncertainties include, but are not limited to, those factors described in the Company’s filings with the Securities and Exchange Commission (“SEC”), including those under “Risk Factors” therein. Should one or more of these risks or uncertainties materialize, or should any of the assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Actual results may differ materially from these expectations due to changes in global, regional or local economic, business, competitive, market, regulatory and other factors, many of which are beyond the Company’s control. Any forward looking statements made by the Company in this presentation speak only as of the date of this presentation and are expressly qualified in their entirety by the cautionary statements included in this presentation. Factors or events that could cause the Company’s actual results to differ may emerge from time to time, and it is not possible for the Company to predict all of them. The Company may not actually achieve the plans, intentions or expectations disclosed in its forward looking statements and you should not place undue reliance on its forward looking statements. The Company’s forward looking statements do not reflect the potential impact of any future acquisitions, mergers, dispositions, joint ventures, investments or other strategic transactions it may make. The Company does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. Use of Non-GAAP Financial Information In order to provide investors with greater insight, promote transparency and allow for a more comprehensive understanding of the information used by management in its financial and operational decision making, the Company supplements its condensed consolidated financial statements presented on a GAAP basis herein with certain non-GAAP financial information, including reconciliations of these non-GAAP measures to their most directly comparable available GAAP measures, which are included in this presentation, as well as in the Company’s quarterly financial press releases and related Form 8-K filings with the SEC. This information can be accessed for free by visiting www.concentra.com or www.sec.gov. We believe that the presentation of Adjusted EBITDA, Adjusted EBITDA margin, Return on Invested Capital, Free Cash Flow and FCF Conversion, as defined herein (collectively, the “Non-GAAP Measures”), are important to investors because they are commonly used as an analytical indicator of performance by investors within the healthcare industry. The Non-GAAP Measures are used by management to evaluate financial performance of, and determine resource allocation for, each of our operating segments. However, the Non-GAAP Measures are not measures of financial performance under U.S. GAAP. Items excluded from the Non-GAAP Measures are significant components in understanding and assessing financial performance. The Non-GAAP Measures should not be considered in isolation, or as an alternative to, or substitute for, net income, net income margin, income from operations, cash flows generated by operations, investing or financing activities, or other financial statement data presented in the consolidated financial statements as indicators of financial performance or liquidity. Because the Non-GAAP Measures are not measurements determined in accordance with U.S. GAAP and are thus susceptible to varying definitions, the Non-GAAP Measures as presented may not be comparable to other similarly titled measures of other companies. We define Adjusted EBITDA as earnings excluding interest, income taxes, depreciation and amortization, gain (loss) on early retirement of debt, stock compensation expense, separation transaction costs, and Nova Medical Centers (“Nova”) and Onsite Innovations, LLC (“Pivot Onsite Innovations”) acquisition costs. We define Adjusted EBITDA margin as Adjusted EBITDA divided by revenue. We define Return on Invested Capital as net operating profit after tax divided by average invested capital. We define Free Cash Flow as cash flow from operations less cash flow from investing activity (excluding business combinations, net of cash acquired). We define FCF Conversion as Free Cash Flow divided by net income. We will refer to the Non-GAAP Measures throughout these materials. Disclaimer 2

©2026 Concentra Inc. All rights reserved. Concentra At-a-Glance Concentra is the largest provider of occupational health services in the United States by number of locations1, with a mission of improving the health of America’s workforce, one patient at a time KEY STATISTICS ~13k Total colleagues & affiliated clinicians1,3 ~200k Employer customers2 47 States with service offerings1 ~54,000 Avg. # of patients cared for each business day2 ROBUST FINANCIALS $2.2bn TTM Revenue2 $450mm TTM Adj. EBITDA2,4 411 Onsite health clinics1 632 Occupational health centers1 <1% Revenue from government payor reimbursement2 <3% Revenue from largest employer customer2 (1) As of March 31, 2026; (2) As of TTM March 31, 2026; (3) The term "colleagues and affiliated clinicians" includes both our directly employed colleagues who provide administrative and management support to the affiliated professional medical group entities and the physicians and clinicians that are employed by the affiliated professional medical groups; (4) Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP measures, see appendix for a reconciliation to net income; (5) Return on invested capital ("ROIC") is a non-GAAP measure, see appendix for a reconciliation to the most comparable GAAP measure; (6) Free Cash Flow and FCF conversion are non-GAAP measures, see appendix for a reconciliation to the most comparable GAAP measures 20% TTM Adj. EBITDA margin2,4 14% Return on invested capital2,5 115% TTM FCF conversion (FCF / net income) 2,6 $212mm TTM Free Cash Flow (FCF) 2,6 3

We Continue to Deliver on Goals & Key Initiatives

Operational & Financial

- **Strong Q1 performance** with +13.7% Revenue growth (+6.3% excluding Nova and Pivot) and +17.6% Adjusted EBITDA[1] growth YoY (margin expansion of 69 basis points)
- **Continued robust volume growth excluding Nova**, most notably Workers' Compensation growing +6.2% YoY in Q1
- **Steady growth in Revenue per Visit**, up +3.1% YoY in Q1

Development

- **Opened 1 de novo** in Q1 (Atlanta), targeting 8-10 total de novos in 2026
- **Completed acquisition** of 3 locations in Southern California in Q1, and continue to advance pipeline of **bolt-on M&A** of small occupational health center practices (1-5 locations)

Capital Allocation

- **Continued focus on de-levering** for remainder of 2026, with net leverage ratio[2] steady at 3.4x in Q1 (seasonally lowest cash flow quarter of the year). On track for <3.0x guidance by year-end.
- **$0.0625 quarterly dividend maintained**, continuing to return value to shareholders
- **661K shares repurchased in Q1** at a weighted average share price of $22.68

Guidance

- **Raising FY 2026 guidance** for Revenue ($2.275bn-$2.375bn), Adjusted EBITDA[1] ($460mm-$480mm), and Free Cash Flow[3] ($215mm-$235mm)

Concentra

(1) Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP measures, see appendix for a reconciliation to net income; (2) Net Leverage ratio = Net Debt / Adjusted EBITDA, per credit agreement (non-GAAP measure, see appendix for a reconciliation of reported Adjusted EBITDA to net income); (3) Free Cash Flow is a non-GAAP measure, see appendix for a reconciliation to the most comparable GAAP measure

©2026 Concentra Inc. All rights reserved.

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©2026 Concentra Inc. All rights reserved. 5 Q1 2026 Performance Q1 2026 Q1 2025 YoY (∆) Commentary Facility Count (end of period) Occupational Health Centers 632 627 +5 Onsite Health Clinics 411 160 +251 Largely due to Pivot Onsite Innovations acquisition in Q2 2025 (240+) KPIs Visits per Day (“VPD”) 54.3k 50.9k 6.7% +2.9% Workers’ Compensation VPD 25.1k 22.9k 9.6% +6.2% VPD growth excluding impact of Nova acquisition Employer Services VPD 28.2k 26.9k 4.8% +0.7% Revenue per Visit (“RPV”) $151 $147 3.1% Workers’ Compensation RPV $213 $209 2.0% Employer Services RPV $97 $94 2.7% Financials ($ in millions) +6.3% Revenue growth excluding impact of Nova and Pivot Onsite Innovations Total Revenue $569.6 $500.8 13.7% Adjusted EBITDA1 $120.7 $102.7 17.6% Adjusted EBITDA margin1 21.2% 20.5% 69bps Net Income $52.3 $40.6 28.7% Net Income margin 9.2% 8.1% 107bps Capital Expenditures2 $11.1 $15.7 (29.5)% (1) Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP measures, see appendix for a reconciliation to the most comparable GAAP measures; (2) Excluding purchase consideration for acquisitions

Balance Sheet & Capital Allocation Strategy

Continued focus on de-levering for 2026, with strong cash flow also supporting capital deployment to other attractive strategies

Capital Allocation Strategy

Leverage

Prudent management of leverage levels, targeting <3.0x net leverage ratio by end of 2026

M&A and De Novos

Strong pipeline of bolt-on acquisitions and de novos + disciplined approach to enhancing footprint for short- and long-term value creation

Capital Expenditures

Continued strategic investment in technology, facilities, and infrastructure

Dividend

Quarterly cash dividend of $0.0625 per share

Share Repurchase Program

661K shares repurchased in Q1 2026

Net Leverage Ratio

(Net leverage ratio as multiple of Adj. EBITDA[1], calculation per credit agreement)



Nova acquisition
~3.9x
3.5x
3.9x
3.4x
<3.0x
July '24 (IPO)
12/31/24
3/31/25
3/31/26
12/31/26E Guidance

Liquidity

($ in millions)



$496
$434
Revolver Capacity[2]
$62
Cash
3/31/26

Concentra

(1) Net Leverage ratio = Net Debt / Adjusted EBITDA, per credit agreement (non-GAAP measure, see appendix for a reconciliation of reported Adjusted EBITDA to net income); (2) $450 million revolving facility undrawn as of 3/31/26; however, Concentra has $434 million of availability under its revolving credit facility after giving effect to $16 million of outstanding letters of credit

©2026 Concentra Inc.
All rights reserved.

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©2026 Concentra Inc. All rights reserved. 2026 Full-Year Guidance 7(1) Adjusted EBITDA and Free Cash Flow are non-GAAP measures, see appendix for a reconciliation to the most comparable GAAP measure; (2) Net Leverage Ratio = Net Debt / Adjusted EBITDA, per credit agreement (non-GAAP measure, see appendix for a reconciliation of reported Adjusted EBITDA to net income); (3) Excluding acquisitions FY 2025 FY 2026 Guidance Commentary Total Revenue $2,163.4mm $2,275mm – $2,375mm Raising previous guidance ($2,250mm – $2,350mm) Adjusted EBITDA1 $431.9mm $460mm – $480mm Raising previous guidance ($450mm – $470mm) Net Leverage Ratio2 3.4x <3.0x Remain on track for target Free Cash Flow1 $197.8mm $215mm – $235mm Raising previous guidance ($200mm – $225mm) Capital Expenditures3 $82.3mm $70mm – $80mm Remain on track for target

©2026 Concentra Inc. All rights reserved. Improving the health of America’s workforce, one patient at a time.

©2026 Concentra Inc. All rights reserved. Appendix

©2026 Concentra Inc. All rights reserved. Reconciliation of Net Income to Adjusted EBITDA 10 Three Months Ended Mar. 31, TTM Mar. 31, ($ in thousands) 2026 2025 2026 Revenue $569,555 $500,752 $2,232,220 Net Income $52,292 $40,642 $184,499 Income Tax Expense 17,315 13,254 55,039 Interest Expense (Income) 26,003 25,548 109,745 Loss on Early Retirement of Debt − 875 − Stock Compensation Expense 4,135 2,269 12,356 Depreciation and Amortization 19,648 16,619 78,846 Separation Transaction Costs¹ 1,076 315 4,854 Nova and Pivot Onsite Innovations Acquisition Costs 219 3,137 4,553 Adjusted EBITDA $120,688 $102,659 $449,892 Net Income Margin 9.2% 8.1% 8.3% Adjusted EBITDA Margin 21.2% 20.5% 20.2% Note: May not foot due to rounding. (1) Separation transaction costs represent non-recurring incremental consulting, legal, audit-related fees, system implementation, and software disposal costs incurred in connection with the Company’s separation into a new, publicly traded company and are included within general and administrative expenses on the consolidated statements of operations.

©2026 Concentra Inc. All rights reserved. Reconciliation of 2026 Adjusted EBITDA Guidance 11 Range ($ in millions) Low High Net Income Attributable to the Company $184 $199 Net Income Attributable to Non-Controlling Interests 7 7 Net Income $191 $206 Income Tax Expense 63 68 Interest Expense 104 104 Income from Operations $358 $378 Stock Compensation Expense 21 21 Depreciation and Amortization 80 80 Separation Transaction Costs 1 1 Adjusted EBITDA $460 $480 Note: May not foot due to rounding

©2026 Concentra Inc. All rights reserved. Reconciliation to Free Cash Flow 12Note: May not foot due to rounding TTM Mar. 31, 2026 Guidance ($ in millions) 2026 Low High Net Cash Provided by Operating Activities $289 $295 $305 Net Cash Used in Investing Activities $(135) $(84) $(74) Business Combinations, Net of Cash Acquired $58 $4 $4 Free Cash Flow $212 $215 $235 Net Income $184 Free Cash Flow Conversion 115%

©2026 Concentra Inc. All rights reserved. Reconciliation to Return on Invested Capital (ROIC) 13Note: May not foot due to rounding; (1) Assumes the weighted average effective tax rate between 2023 and Q1 2026 (24.2%); (2) ROIC calculated as (i) Net Operating Profit After Tax (“NOPAT”) divided by (ii) Average Invested Capital ($ in millions) TTM Mar. 31, 2026 Operating Income $349 (x) 1-Effective Tax Rate1 76% (i) NOPAT $265 Starting Debt $1,634 Ending Debt $1,576 (a) Average Debt $1,605 Starting Equity (BV) $312 Ending Equity (BV) $432 (b) Average Equity (BV) $372 Starting Redeemable NCI (BV) $19 Ending Redeemable NCI (BV) $22 (c) Average Redeemable NCI (BV) $20 Starting Cash $52 Ending Cash $62 (d) Average Cash $57 (ii) Average Invested Capital (a)+(b)+(c)-(d) $1,941 ROIC2 13.6%